UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2025

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Hudson Boulevard East
New York, New York	10001-2192
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 733-2323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 par value	PFE	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 19, 2025, Pfizer Netherlands International Finance B.V. (the “Issuer”), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) under Dutch law and a wholly-owned subsidiary of Pfizer Inc. (the “Company”), completed a public offering of €750,000,000 aggregate principal amount of 2.875% Notes due 2029 (the “2029 Notes”), €1,000,000,000 aggregate principal amount of 3.250% Notes due 2032 (the “2032 Notes”), €750,000,000 aggregate principal amount of 3.875% Notes due 2037 (the “2037 Notes”) and €800,000,000 aggregate principal amount of 4.250% Notes due 2045 (the “2045 Notes” and, together with the 2029 Notes, the 2032 Notes and the 2037 Notes, collectively, the “Notes”). The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company (collectively, the “Guarantee”).

The offering of the Notes was made pursuant to the shelf registration statement on Form S-3 (Registration No. 333-277323) of the Company, Pfizer Investment Enterprises Pte. Ltd. and the Issuer, originally filed with the Securities and Exchange Commission (the “Commission”) on February 23, 2024, as amended by the Post-Effective Amendment No. 1 thereto, filed with the Commission on May 13, 2025.

The Notes were issued pursuant to an indenture (the “Base Indenture”), dated as of May 19, 2025, among the Issuer, the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the first supplemental indenture (the “First Supplemental Indenture” and, the Base Indenture as supplemented by the First Supplemental Indenture, the “Indenture”), dated as of May 19, 2025, among the Issuer, the Company and the Trustee.

The Base Indenture and the First Supplemental Indenture are filed herewith as Exhibit 4.1 and Exhibit 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. Each of the form of 2029 Notes, the form of 2032 Notes, the form of 2037 Notes and the form of 2045 Notes are filed herewith as Exhibit 4.3, Exhibit 4.4, Exhibit 4.5 and Exhibit 4.6 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

In connection with the offering of the Notes, the Issuer and the Company entered into an underwriting agreement (the “Underwriting Agreement”) and related pricing agreement (the “Pricing Agreement”), each dated May 14, 2025, with the several underwriters listed on Schedule I to the Pricing Agreement.

The Underwriting Agreement and the Pricing Agreement are filed herewith as Exhibit 1.1 and Exhibit 1.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

In addition, in connection with the offering of the Notes, the Company is filing a legal opinion regarding the validity of the Notes and the Guarantee, which is filed herewith as Exhibit 5.1 to this Current Report on Form 8-K. A legal opinion of NautaDutilh N.V., relating to certain matters of Dutch law with respect to the Issuer, is also filed herewith as Exhibit 5.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated May 14, 2025, among Pfizer Netherlands International Finance B.V., Pfizer Inc. and the several underwriters listed on Schedule I to the Pricing Agreement.

1.2	Pricing Agreement, dated May 14, 2025, among Pfizer Netherlands International Finance B.V., Pfizer Inc. and the several underwriters listed on Schedule I to the Pricing Agreement.

4.1	Indenture, dated as of May 19, 2025, among Pfizer Netherlands International Finance B.V., Pfizer Inc. and The Bank of New York Mellon, as trustee.

4.2	First Supplemental Indenture, dated as of May 19, 2025, among the Pfizer Netherlands International Finance B.V., Pfizer Inc. and The Bank of New York Mellon, as trustee.

4.3	Form of 2.875% Notes due 2029 (included in Exhibit 4.2).

4.4	Form of 3.250% Notes due 2032 (included in Exhibit 4.2).

4.5	Form of 3.875% Notes due 2037 (included in Exhibit 4.2).

4.6	Form of 4.250% Notes due 2045 (included in Exhibit 4.2).

5.1	Opinion of Margaret M. Madden, Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Company.

5.2	Opinion of NautaDutilh N.V.

23.1	Consent of Margaret M. Madden, Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Company (included in Exhibit 5.1).

23.2	Consent of NautaDutilh N.V. (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

	By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary,
Chief Governance Counsel

Dated: May 19, 2025